UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2010

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100 BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Chindex International, Inc. (the “Company”) as of June 14, 2010, had entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Shanghai Fosun Pharmaceutical (Group) Co., Ltd (“Fosun Pharmaceutical”) and its subsidiary Fosun Industrial Co., Limited  (“Fosun Industrial” and, with Fosun Pharmaceutical, the “Fosun Entities”).  Depending on the context, references herein to the Company or any Fosun Entity may include respective direct and indirect subsidiaries thereof.  Pursuant to the Stock Purchase Agreement, the Company agreed to issue and sell to Fosun Industrial a total of 1,990,447 shares (the “Shares”) of the Company’s common stock at a purchase price of $15 per share, for an aggregate purchase price of approximately $30.0 million.

Pursuant to the Stock Purchase Agreement, the sale of the Shares would be completed in two closings.  The first closing occurred on August 27, 2010, at which the Company issued 933,022 Shares to Fosun Industrial for an aggregate purchase price of $13,995,330.  At the second closing under the Stock Purchase Agreement, the Company would sell the remaining 1,057,425 Shares to Fosun Industrial for an aggregate purchase price of $15,861,375.

The second closing under the Stock Purchase Agreement is subject to the consummation in full of a proposed joint venture among the parties to be comprised of the Company’s and certain of the Fosun Entities’ medical equipment distribution businesses in China.  Certain basic terms of such proposed joint venture are outlined in a term sheet contained in the Stock Purchase Agreement and are subject to, among other things, the negotiation and execution of definitive agreements relating thereto.

On December 28, 2010, the Company, the Fosun Entities and certain of their respective subsidiaries commenced execution of a series of definitive agreements as described below relating to such proposed joint venture. The agreements provide that the definitive joint venture will be created and consolidated under Chindex Medical Limited, a newly-formed Hong Kong company (“Chindex Medical”).  As contemplated by the Stock Purchase Agreement, Chindex Medical has been formed for the purpose of engaging in the business (the “Business”) of, among other things, marketing, distributing, selling and servicing medical equipment in China, including Hong Kong, through the joint operation therein of certain related businesses of the Company and the Fosun Entities as set forth in certain of the agreements referenced herein.

The executed definitive agreements include the Formation Agreement (the “Formation Agreement”) by and between the Fosun Entities,  the Company, a subsidiary of the Company and Chindex Medical dated December 28, 2010.  The Formation Agreement provides for the formation and investiture of Chindex Medical by the Company and the  Fosun Entities in two separate closings. Upon the initial closing (the “Initial Closing”) of the transactions contemplated by the Formation Agreement, and in accordance with certain other agreements described below and to be executed in connection with the Formation Agreement, Chindex Medical would be 51%-owned by Fosun Pharmaceutical and 49%-owned by the Company.  Pursuant to the Formation Agreement, at the Initial Closing Fosun Pharmaceutical would purchase its 51% interest in Chindex Medical for a secured promissory note in the amount of $20,000,000 (subject to increase based on regulatory matters).  Immediately prior to such purchase, Chindex Medical would be 100%-owned by the Company and own and be vested with assets of the Company required to engage in the Business, such that following such Fosun Pharmaceutical purchase the 51-49% ownership would be established. It is currently anticipated that the Initial Closing will take place on December 31, 2010.

As a result of the Initial Closing, notwithstanding the effectiveness of the 51-49% ownership, Chindex Medical will own the Business contributed by the Company but will not yet own the portion of the Business to be contributed by Fosun Pharmaceutical pursuant to the Formation Agreement. The contribution and investiture to Chindex Medical of the portion of the Business to be contributed by Fosun Pharmaceutical is subject to the receipt of requisite governmental approvals and other closing conditions. Upon satisfaction thereof, such contribution and investiture would be effected at a final closing (the “Final Closing”) under the Formation Agreement, which currently is expected to occur during the second quarter of 2011.

The Formation Agreement contemplates that, at the Initial Closing, a subsidiary of Chindex Medical, Fosun Pharmaceutical and a subsidiary of Fosun Pharmaceutical would enter into an Entrusted Management Agreement (the “Entrustment Agreement”), which would allow for the management and operation of the entire Business pending the final contribution and investiture by Fosun Pharmaceutical into Chindex Medical at the Final Closing.  The Entrustment Agreement would entrust such management and operation to a subsidiary of the Company from the date thereof until the Final Closing, giving such subsidiary full power and authority over the entire Business.  For such services, such Chindex subsidiary would be reimbursable based on profitability.

The Formation Agreement contemplates that, at the Initial Closing, Fosun Pharmaceutical and a subsidiary of Chindex Medical would enter into a Shareholder’s Voting Proxy Agreement (the “Shareholder’s Voting Proxy Agreement”), which would confer on Chindex Medical all of the rights of Fosun Pharmaceutical as shareholder with respect to the portion of the Business to be contributed by Fosun Pharmaceutical during the pendency of the Entrustment Agreement.

The executed definitive agreements include the Share Transfer Agreement by and between Fosun Pharmaceutical and a subsidiary of Chindex Medical dated as of December 27, 2010 (the “Share Transfer Agreement”), which provides for the purchase by such subsidiary from Fosun Pharmaceutical of the portion of the Business to be contributed by Fosun Pharmaceutical.  Pursuant to the Share Transfer Agreement, upon receipt of requisite governmental approvals and the satisfaction of other closing conditions, Fosun Pharmaceutical would consummate the sale to such subsidiary of the portion of the Business to be contributed by it, thus allowing for the final investiture of Chindex Medical at the Final Closing.

The Formation Agreement contemplates that, at the Initial Closing, the Company, Chindex Medical, subsidiaries of Chindex Medical, and the Fosun Pharmaceutical subsidiary owning the portion of the Business to be contributed by Fosun Pharmaceutical would enter into a Joint Venture Governance and Shareholders Agreement (the “Governance Agreement”) relating to the ownership, management and operation of Chindex Medical as a 51-49% joint venture between the Fosun Entities and the Company, respectively.  The Governance Agreement, among other things, would provide: (i) that the board of directors of Chindex Medical shall consist of seven members, four designated by Fosun Pharmaceutical and three designated by the Company; (ii) that the Chief Operating Officer and the Chief Financial Officer of the Company also shall serve in those respective positions at Chindex Medical, while the chief executive officer of Chindex Medical shall be appointed by Fosun Pharmaceutical; and (iii) requirements for supermajority approval of certain actions by Chindex Medical.

The Governance Agreement also would provide that, promptly following the date thereof, Chindex Medical would develop a plan to provide joint venture equity incentives to certain individuals who will serve the JV. Such equity incentives may include grants of phantom or actual equity interests in the joint venture and would vest only upon certain events, provided that such individual were employed by or provided services to the joint venture at least one year prior to the first closing of such event.

The Formation Agreement contemplates that, at the Initial Closing, the Company and Chindex Medical would enter into a Trademark License Agreement (the “License Agreement”). The License Agreement would provide for the limited worldwide license by the Company to Chindex Medical of the use of the name “Chindex” and certain related names and marks in connection with the Business.  Subject to various terms and conditions, the Company would be paid a royalty under the License Agreement equal to two percent of gross sales, as defined, from goods manufactured by or for Chindex Medical and one percent of such gross sales from goods distributed but not manufactured by or for Chindex Medical.

The Formation Agreement contemplates that, at the Initial Closing, the Company and a subsidiary of the Company would enter into a Services Agreement (the “Services Agreement”). As noted above in connection with the Governance Agreement, the Company’s Chief Operating Officer, Elyse Beth Silverberg, and its Chief Financial Officer, Lawrence Pemble, would serve in those capacities at, and would devote substantial time and effort to, Chindex Medical.  The Services Agreement also would provide for the performance of such services by such executives as well as for the performance of other services to Chindex Medical by other current Company employees. The Services Agreement further would provide for payments to the Company for such services and related arrangements between the parties.  In connection with the Services Agreement, the Company will continue to compensate such executives and certain such employees, which compensation is expected to be substantially offset by such payments from Chindex Medical. In addition, in order to accommodate the performance of such services to Chindex Medical by Ms. Silverberg and Mr. Pemble, the Company and each of them intend to amend her or his existing employment agreement with the Company. Such amendments are referred to herein as the “Silverberg Amendment” and the “Pemble Amendment,” respectively.

Upon the purchase of the final portion of the Shares under the Stock Purchase Agreement, which is expected to be satisfied upon the Final Closing and final investiture of Chindex Medical, Fosun Pharmaceutical would have the right to, among other things, nominate two representatives for election to the Company’s Board of Directors, which would be increased to nine members. Further, such final portion of the Shares to be purchased by Fosun Pharmaceutical will be subject to the terms of that certain Stockholder Agreement between the Company and the Fosun Entities dated as of June 14, 2010 (the “Stockholder Agreement”), which currently governs other shares of the Company’s common stock held by Fosun Entities.

The foregoing descriptions of the Stock Purchase Agreement and the Stockholder Agreement do not purport to be complete and are qualified in their respective entireties by reference to the Stock Purchase Agreement and Stockholder Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed on June 14, 2010 and incorporated herein by reference.  The foregoing descriptions of the Formation Agreement and Share Transfer Agreement do not purport to be complete and are qualified in their respective entireties by reference to such agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. In addition, the Entrustment Agreement, Shareholder’s Voting Proxy Agreement, Governance Agreement, License Agreement, Services Agreement, Silverberg Amendment and Pemble Amendment have not been finalized, executed and delivered and remain subject to mutually agreed changes. The foregoing descriptions of such agreements do not purport to be complete and are qualified by references thereto as may be made in future filings by the Company.

Item 7.01	Regulation FD Disclosure.

The press release issued by the Company on December 28, 2010 announcing the foregoing matters is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.

Forward- Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In addition, we or our representatives have made or continue to make forward-looking statements, orally or in writing, in other contexts.  These forward-looking statements generally can be identified by the use of terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “believe” or “continue” and similar expressions, or as other statements that do not relate solely to historical facts. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict or quantify.  Management believes these statements to be reasonable when made. However, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such forward-looking statements involve known and unknown risks, including, but not limited to, those identified in “Risk Factors” in the Company’s filings with the SEC, to which we refer you. These risks also include without limitation that there can be no assurance that the Company will fully consummate the transactions described above on the projected timetable or at all nor that specific terms thereof will be enforceable, including without limitation as relate to the entrustment arrangement, and that final completion and investiture of the referenced joint venture will depend on the receipt of requisite government approvals and other conditions precedent, as to which there can be no assurances.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1
Formation Agreement by and between Fosun Industrial Co., Limited, Shanghai Fosun Pharmaceutical (Group) Co., Ltd,  the Company, a subsidiary of the Company and Chindex Medical Limited dated December 28, 2010

10.2	Share Transfer Agreement by and between Shanghai Fosun Pharmaceutical (Group) Co., Ltd and a subsidiary of Chindex Medical Limited dated as of December 27, 2010
99.1	Press Release dated December 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 28, 2010
CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
Name: Lawrence Pemble
Title: Chief Financial Officer

INDEX TO EXHIBITS
Exhibit	Description
10.1
Formation Agreement by and between Fosun Industrial Co., Limited, Shanghai Fosun Pharmaceutical (Group) Co., Ltd,  the Company, a subsidiary of the Company and Chindex Medical Limited dated December 28, 2010

10.2	Share Transfer Agreement by and between Shanghai Fosun Pharmaceutical (Group) Co., Ltd and a subsidiary of Chindex Medical Limited dated as of December 27, 2010
99.1	Press Release dated December 28, 2010